UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 2, 2014

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-8180	TECO ENERGY, INC. (a Florida corporation)	59-2052286

TECO Plaza

702 N. Franklin Street

Tampa, Florida 33602

(813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 2, 2014, TECO Energy, Inc. (the “Corporation”) filed a prospectus supplement to the prospectus included in its registration statement on Form S-3 (File No. 333-179719) with the Securities and Exchange Commission. The prospectus supplement was filed in connection with the Corporation’s new Direct Stock Purchase and Dividend Reinvestment Plan, which amends and restates its Dividend Reinvestment Plan and Common Stock Purchase Plan effective as of September 2, 2014, under which the Corporation is offering 3,000,000 shares of its common stock, par value $1.00 per share.

In connection with the filing of the prospectus supplement, the Corporation is filing as Exhibit 5.6 hereto an opinion of its counsel, Edwards Wildman Palmer LLP, regarding the validity of the shares offered pursuant to the plan.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

5.6	Opinion of Edwards Wildman Palmer LLP.

23.1	Consent of Edwards Wildman Palmer LLP (included as part of their opinion filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2014	TECO ENERGY, INC.
(Registrant)

	By:	/s/ David E. Schwartz
David E. Schwartz
Vice President-Governance, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.6	Opinion of Edwards Wildman Palmer LLP.

23.1	Consent of Edwards Wildman Palmer LLP (included as part of their opinion filed herewith).